SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)

                                 March 31, 1997



                             EDISON MISSION ENERGY
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
          (State or other jurisdiction of incorporation or organization)


        1-13434                                      95-4031807
(Commission File Number)                (I.R.S. Employer Identification No.)

  18101 VON KARMAN AVENUE
    IRVINE, CALIFORNIA                                92612
(Address of principal executive offices)            (Zip Code)

     Registrant's telephone number, including area code: (714) 752-5588



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS

On March 31, 1997, Edison Mission Energy ("EME") entered into agreements with the State Electricity Commission of Victoria ("SECV") to acquire the remaining 49% of the 1,000 megawatt ("MW") Loy Yang B Power Station as part of a restructuring of the existing power sales and other agreements.

Loy Yang B's principal assets consist of two 500 MW units fired by brown coal located near Melbourne, Australia which generate approximately 18% of the State of Victoria's electricity. The units commenced commercial operation in October 1993 and October 1996, respectively. EME acquired 51% of Loy Yang B from the SECV in December 1992. The acquisition of the remaining 49% and the restructuring of the existing agreements will occur upon the close of financing, which is currently scheduled for May 1997.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          EDISON MISSION ENERGY
                                          ---------------------
                                              (Registrant)




                                          By    JAMES V. IACO, JR.
                                            ------------------------------------
                                                SENIOR VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER



Date: April 8, 1997
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